SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A



                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



                                November 23, 1999
                                 Date of Report
                        (Date of earliest event reported)



             LIBERTY GROUP HOLDINGS, INC. (f/k/a BIO-RESPONSE, INC.)
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)



            Delaware                 0-9201                 59-3453151
         ---------------     ----------------------        --------------
         (State or other         (Commission               (IRS Employer
         jurisdiction of         File Number)            Identification No.)
          incorporation)


                     11 52ND Street Brooklyn, New York 11232
                     ---------------------------------------
              (Address of registrant's principal executive offices)




                                 (718) 492-1200
                                 --------------
              (Registrant's telephone number, including area code)

Item 5.      Other Events.

                   The Escrow Agreement dated November 23, 1999 (the "Escrow Agreement") by and among Liberty Food Group, LLC ("Liberty"), Ferro Foods Corporation ("Ferro"), Frank Ferro, Sr., Frank Gambino, and Herrick, Feinstein LLP, as escrow agent, pursuant to which the 2,000,000 shares of common stock, par value $.004 per share (the "Common Stock"), of Liberty Group Holdings, Inc. (the "Issuer"), which were used as consideration for the purchase of the assets of Ferro were placed in escrow, was amended. Pursuant to Amendment No. 1 to the Escrow Agreement dated as of February 1, 2000, 67,000 shares of Common Stock were forfeited by Ferro and released from escrow to various third parties. Since the financial accommodation to satisfy the debts of the business was not established, the balance of the shares (1,933,000) are to remain in escrow and released only upon the written instructions of Liberty. It is the intention of Ferro, Frank Ferro, Sr. and Frank Gambino that the escrow shares be used, to the extent possible, to satisfy outstanding debts and liabilities in connection with the business of Ferro. Accordingly, additional shares may be forfeited by Ferro in the event that such liabilities and obligations, which were not assumed by Liberty, are not satisfied. For the terms and conditions of Amendment No. 1 to the Escrow Agreement, reference is made to such agreement attached hereto as
Exhibit 10.10. All statements made herein concerning the foregoing agreement are qualified in their entirety by reference to such Exhibit.

            On February 22, 2000, F&A Dairy Products, Inc. ("F&A") commenced a lawsuit against Ferro and Liberty in the United States District Court, Western District of Wisconsin, seeking a temporary restraining order ordering Ferro and Liberty to escrow $1,707,310, or in the alternative, to enjoin Ferro and Liberty from removing the 2,000,000 shares from escrow. F&A is Liberty's largest supplier of cheeses and other dairy products. The parties have agreed to settle the lawsuit, and subject to the execution and delivery of definitive documentation evidencing the settlement agreement (collectively, the "Definitive Documents"), the lawsuit will be dismissed. The terms of the settlement include the execution of a 14-month note by Ferro for the amount of the outstanding balance owed by Ferro to F&A, a guarantee by Liberty of said note thirty days after the execution thereof, and a pledge by Ferro of 500,000 shares of Common Stock.

Item 7.      Financial Statements and Exhibits.

             This Form 8-K/A amends Item 7 of the Current Report on Form 8-K (Commission File No. 0-201) filed by the Registrant on December 2, 1999, by providing the financial information required as set forth below.

     (a)  Financial Statements of Business Acquired.

     (b)  Pro Forma Financial Information.

     (c) 10.1 Agreement and Plan of Merger, dated as of November 23, 1999, by and among Bio-Response, Inc., BR Acquisition Corp. and Liberty Food Group, Ltd.*

          10.2 Asset Purchase Agreement dated as of November 23, 1999, by and among Liberty Food Group, LLC, Ferro Foods Corporation, Frank Ferro, Sr. and Frank Gambino*

          10.3 Escrow Agreement, dated as of November 23, 1999, by and among Liberty Food Group, LLC, Ferro Foods Corporation, Frank Ferro, Sr., Frank Gambino, and Herrick, Feinstein LLP, as escrow agent*

          10.4 Voting Trust and Proxy Agreement, dated as of November 23, 1999, by an among Ferro Foods Corporation, Frank Ferro, Sr., Frank Gambino, and Barry Hawk*

          10.5 Employment Agreement, dated as of July 1, 1999, by and between Liberty Food Group, Ltd. and Barry Hawk, as assumed and assigned by BR Acquisitions Corp to Liberty Group Holdings, Inc., f/k/a Bio-Response, Inc.

          10.6 Employment Agreement, dated as of July 1, 1999, by and between Liberty Food Group, Ltd. and Dennis Lane, as assumed and assigned by BR Acquisitions Corp to Liberty Group Holdings, Inc., f/k/a Bio-Response, Inc.

          10.7 Option Agreement, dated as of July 1, 1999, by and between Liberty Food Group, Ltd. and Dennis Lane, as assumed and assigned by BR Acquisitions Corp to Liberty Group Holdings, Inc., f/k/a Bio-Response, Inc.

          10.8 Option Agreement, dated as of July 1, 1999, by and between Liberty Food Group, Ltd. and Barry Hawk, as assumed and assigned by BR Acquisitions Corp to Liberty Group Holdings, Inc., f/k/a Bio-Response, Inc.

          10.9 Press Release issued by Liberty Group Holdings, Inc. f/k/a Bio-Response, Inc.*

          10.10 Amendment No. 1 to Escrow Agreement dated as of February 1, 2000, by and among Liberty Food Group, LLC, Ferro Foods Corporation, Frank Ferro, Sr., Frank Gambino, and Herrick, Feinstein LLP, as escrow agent


      * Previously filed

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     LIBERTY GROUP HOLDINGS, INC.


                               By: /s/ Barry Hawk
                                   Barry Hawk
                                    President

Date: March 13, 2000


CLIENT:      FERRO - Ferro Foods Corpoation
PERIOD:      9/30/99
PREPARED BY: PMM
PRINT DATE:  03/09/00
                                                        9/30/99         9/30/98

                                                        ADJUSTED      PRIOR YEAR
ACCOUNT NO.    ACCOUNT NAME                             BALANCE        ADJUSTED
-----------    -----------------------------------    ----------      ----------
        001    CASH/ASIA .........................             0          8,047
        002    FERRO M/M .........................             0          3,059
        003    INVENTORY .........................     1,065,000        834,485
        010    ACCTS REC .........................     1,505,147      2,189,974
        011    ALLOW FOR DOUBTFUL ACCTS ..........       (14,000)       (45,000)
        012    N/G CHECKS ........................        11,340         87,542
        020    PREPAID INS .......................        72,131         96,735
        022    LOANS REC .........................         7,041         93,567
        023    SECURITY DEPOSITS .................         9,112          9,112
        024    DUE FROM MAIN STREET ..............             0          6,842
        025    DUE FROM OFFICERS .................       282,526        131,955
       025A    LOAN PAYABLE - FRANK FERRO JR .....        34,665              0
       025B    LOAN RECEIVABLE - P D'ARPA ........        15,174              0
        026    DUE FROM B&G ......................             0        125,000
        027    CSV OFFICERS LIFR INS .............        64,330         90,803
        030    DELIVERY EQIUP ....................     1,296,752      1,289,011
        032    ACCUM DEPRECIATION ................    (1,598,271)    (1,510,065)
        033    LEASEHOLD INPROV ..................       112,435         74,998
        034    OFFICE & WAREHOUSE EQUIP ..........       459,185        436,802
        035    DUE FROM FRANKEL ..................         2,323              0
       035A    F. GAMBINO LOAN ...................       (72,412)             0
        036    DUE TO/FROM GGFD ..................       (79,226)       (65,000)
        037    DUE FROM FDG ......................       160,353        108,417
        038    REFUNDABLE TAXES ..................             0              0
        039    DUE FROM BUSH (RENT) ..............        32,800         32,800
       039A    BUSH INV. LOAN ....................       (45,000)             0
               CASH OVERDRAFT                           (238,095)
        040    ACCTS PAYABLE .....................    (2,969,488)    (3,015,319)
       0430    AUTO LOAN (LEXUS) .................       (17,276)       (22,057)
       043M    N/P 1994 GMC TRUCK ................             0              0
       043P    AUTO LOAN (TRAILER) ...............       (46,470)       (52,901)
       043Q    AUTO LOAN (TRAILER) ...............       (46,470)       (52,901)
               CURRENT MATURITIES ................       (56,546)       (89,627)
               CURRENT MATURITIES ................        56,546         89,627
        044    PAYROLL TAXES PAYABLE/SWT .........             0            (23)
       044A    LIAB FOR EMPLOYEE DEDUCTIONS ......       (10,028)        (5,648)
        045    LIABILITY FOR TAX - NYS ...........             0            319
       045A    LIAB FOR TAXES NYC GEN'L ..........         2,029          1,747
        046    ACCRUED EXPENSES ..................       (72,176)      (300,487)
        047    ACCRUED CORPORATION TAX ...........          (400)             0
       048B    LIAB FOR EQUIP UNDERCAP LEASE .....       (39,417)       (67,570)
        049    LOANS PAYABLE/ASIA ................      (876,500)      (604,500)
       049A    NOTE PAY/ASIA .....................      (272,100)      (283,117)
       049B    LOAN PAYABLE - PHYLLIS FERRO ......      (126,969)             0
        050    CAPITAL STOCK .....................      (100,000)      (100,000)
       050A    COMMON STOCK-PAR ..................           (30)           (30)
        052    RETAINED EARNINGS .................     1,748,977        101,672
        053    CAPITAL IN EXCESS OF PAR CAP ......       (26,970)       (26,970)

        055    OFFICERS INS FUND-FG ..............         5,282          3,850
        060    SALES .............................   (13,251,280)   (13,881,907)
        061    PURCHASES .........................    11,172,977     11,634,714
       061A    INVENTORY ADJUSTMENT ..............      (167,660)             0
       061B    INVENTORY-BEGINNING ...............             0      1,148,167
       061C    INVENTORY-ENDING ..................             0       (834,485)
       062A    PAYROLL/OFFICERS ..................       250,100        164,500
       062B    WAREHOUSE/LABOR ...................       436,751        464,204
       062C    SALES REPS ........................       241,709        267,741
       062D    PAYROLL OFFICE ....................       196,971        211,008
        065    INS. RECOVERY .....................          (610)             0
       069A    TRUCK RENTAL/SALEM ................        48,380         58,783
       069C    TRUCK RENTAL/BRODY ................        73,711        152,278
       069D    MENDON LEASING ....................             0         (9,175)
       069E    RENTALS/CLERK LIFT ................         8,791         18,542
       069G    AUTO LEASE/TOYOTA .................         1,772          1,590
       069H    AUTO LEASE/TOYOTA .................         1,810          1,621
       069I    AUTO LEASE/JAQUAR .................         3,931          5,624
        070    SALES REP EXPENSE .................        25,090         20,217
       071A    AUTO TRUCK DELIVERY ...............       149,490        121,833
       071B    DEPR EXP- DELIVERY EQUIPMENT ......        38,115         76,140
       071C    DEPR EXP-OFFICE & WHSE EQUIP ......        18,613         13,630
       071D    AMORTIZATION EXPENSE-LEASEHOLD IMP          1,249            918
        072    T&E ...............................         4,336         13,335
        073    TELEPHONE .........................        43,420         37,654
        074    LIGHT & HEAT ......................        44,438         45,321
        075    OFFICE SUPPLIES ...................        20,203         16,608
       076A    MAINT & REPAIR ....................        (2,583)        (7,464)
       076C    WAREHOUSE EXP .....................        20,272         10,133
       077A    INTEREST EXPENSE ..................        68,172         71,231
       077B    BANK CHARGES ......................        22,112         10,575
       077C    CREDIT CARD CHARGES ...............         2,532              0
       077D    INTEREST TRUCK AND AUTO LOANS .....         7,662         12,196
       077E    INTERSET CAPITAL LEASE EQUIPMENT ..        14,548         28,887
       077F    FINES & PENALTIES .................             0          4,193
       077G    INTEREST EXPENSE-BUSH INVEST ......             0          7,325
       078A    GENERAL INS .......................        73,119        127,229
       078B    HEALTH INS ........................        35,499         63,453
        079    ACCOUNTING ........................         3,525         18,450
        080    RENT ..............................        66,786        110,303
        081    MISC ..............................         8,525          4,907
        082    CLEANING ..........................        12,103          7,605
        083    ADVERTISING .......................        13,238         13,598
        084    SECURITY ALARM ....................        10,456          9,261
        085    HOLIDAY EXPENSE ...................         2,366          1,859
        087    COMMISION EXPENSE .................        25,548          6,520
        088    LEGAL FEES ........................         7,208          7,566
        089    PAY TAX EXP/FICA ..................             0              0
       089A    PAYROLL TAXES-G&A .................        36,409         39,989
       089B    PAYROLL TAXES-SELLING .............        59,405         77,947
       089C    PAY TAX/NYSUI .....................             0              0
       089D    PAY TAX/ NYS DISABILITY ...........             0              0
       089E    PAY TAX FUI .......................             0              0
       090A    LICENSE & PERMITS .................           235            249
        091    FUEL TAXES/IFTA ...................         1,649          2,460
        094    INTEREST INCOME ...................            (2)           (73)
        095    CHARITY ...........................         1,034          3,631
        096    NYC GEN BUSINESS TAX ..............           257          2,454
       096A    NYS FRANCHISE TAX .................            23           (425)
        097    CR & COLLECTIONS ..................         5,599          8,958
        098    COMPUTER EXPENSE ..................             0          7,806
        099    CONSULTING FEES ...................        33,291              0
        100    BUILDING MAINTENANCE & COSTS ......             0         17,670
        101    BAD DEBT RECOVERIES ...............             0              0
        102    PROVISION FOE DOUBTFUL ACCOUNTS ...      (126,601)         7,500
        110    DEPRECIATION EXPENSE ..............             0              0
                                                      -----------    -----------
                                                              (0)            (0)
                                                      ===========    ===========

                             FERRO FOODS CORPORATION
                                 Balance Sheets
                                  September 30,

            ASSETS
                                                                     1999           1998

Current assets
            Cash .............................................   $         0    $    11,106
            Accounts receivable -net of allowance for doubtful
              accounts .......................................     1,502,487      1,291,145
            Loans receivable officers ........................       210,114        131,955
            Loans receivable employees and affiliates ........       219,556        155,365
            Inventories ......................................     1,065,000        834,485
            Prepaid expenses .................................        74,160         98,801
                                                                 -----------    -----------
                      Total current assets ...................     3,071,317      2,522,857

Property and equipment - at cost, less accumulated
              depreciation and amortization ..................       270,101        290,747

Cash surrender value of officers' life insurance .............        64,330         90,803
Security deposits ............................................         9,112          9,112
                                                                 -----------    -----------
                                                                 $ 3,414,860    $ 2,913,518
                                                                 ===========    ===========

            LIABILITIES AND SHAREHOLDERS' DEFICIENCY

Current liabilities
            Cash overdraft ...................................   $   238,095    $         0
            Notes payable, bank ..............................       876,500        604,500
            Accounts payable .................................     2,969,488      3,075,319
            Accrued expenses and other current liabilities ...        82,604        306,157
            Current maturities of notes payable ..............        56,546         89,627
            Loans payable, employees and affiliates ..........       218,395
                                                                 -----------    -----------
                      Total current liabilities ..............     4,441,627      4,075,604
                                                                 -----------    -----------
Notes payable less current maturities ........................       365,186        388,918
                                                                 -----------    -----------
Stockholders' deficiency
            Common stock .....................................            30             30
            Additional paid in capital .......................       126,970        126,970
            Accumulated deficit ..............................    (1,518,953)    (1,678,003)
                                                                 -----------    -----------
                                                                  (1,391,953)    (1,551,003)
                                                                 -----------    -----------
                                                                 $ 3,414,860    $ 2,913,518
                                                                 ===========    ===========

                             FERRO FOODS CORPORATION
                Statement of Operations and Accumulated Deficit
                     For the nine month ended September 30,

                                                           1999            1998
Net sales ..........................................   $ 13,251,280    $ 13,881,907
                                                       ------------    ------------
Cost of sales ......................................     11,005,317      11,948,396
                                                       ------------    ------------
                   Gross profit ....................      2,245,963       1,933,511
                                                       ------------    ------------
Operating expenses

            Selling ................................      1,149,766       1,293,465
            General and administrative .............        750,869         932,384
            Interest ...............................        115,024         134,333
                                                       ------------    ------------
                                                          2,015,659       2,360,182
                                                       ------------    ------------
                   Income (loss) before income taxes        230,304        (426,671)

Income taxes .......................................            280           2,029
                                                       ------------    ------------
                   Net income (loss) ...............        230,024        (428,700)

Accumulated deficit, beginning of the period .......     (1,748,977)     (1,249,303)
                                                       ------------    ------------
Accumulated deficit, end of period .................   $ (1,518,953)   $ (1,678,003)
                                                       ============    ============

                             FERRO FOODS CORPORATION
          Schedules of Selling and General and Administrative Expenses
                     For the nine month ended September 30,

                                                    1999          1998
Selling
            Delivery and warehouse salaries    $   436,751    $   464,204
            Sales salaries and commissions .       292,347        294,478
            Payroll taxes ..................        59,405         77,947
            Truck and delivery .............       287,885        351,096
            Advertising ....................        13,238         13,598
            Travel and entertainment .......         4,336         13,335
            Depreciation, Delivery equipment        38,115         76,140
            Warehouse supplies and expense .        17,689          2,669
                                               -----------    -----------
                                               $ 1,149,766    $ 1,293,465
                                               ===========    ===========

General and Administrative
            Officers' salaries .............       250,100        164,500
            Office salaries ................       196,971        211,008
            Payroll taxes ..................        36,409         39,989
            Professional fees ..............        44,024         26,016
            Rent ...........................        66,786        110,303
            Insurance ......................       108,008        190,682
            Security .......................        10,456          9,261
            Taxes, other ...................         1,884          2,709
            Computer expense ...............             0          7,806
            Telephone ......................        43,420         37,654
            Light and heat .................        44,438         45,321
            Cleaning .......................        12,103          7,605
            Building maintenance ...........             0         17,670
            Stationery .....................        20,203         16,608
            Depreciation and amortization ..        19,862         14,548
            Officers' life insurance .......         5,282          3,850
            Provision for doubtful accounts       (126,601)         7,500
            Charitable contributions .......         1,034          3,631
            Miscellaneous ..................        16,490         15,725
                                               -----------    -----------
                                               $   750,869    $   932,384
                                               ===========    ===========